Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

JUNE 30, 2015

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2015

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2015 Acquisitions and Dispositions	21
Summary of Real Estate Held For Sale	22

Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended June 30, 2015.

CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2015 RESULTS

Port Washington, New York – August 6, 2015 – Cedar Realty Trust, Inc. (NYSE:CDR) today reported results for the second quarter ended June 30, 2015.

Operating Highlights

•	Operating funds from operations (Operating FFO) of $0.14 per diluted share

•	Same-property net operating income (NOI) increased 3.2% including redevelopments and 2.2% excluding redevelopments

•	Signed 44 new and renewal leases for 182,100 square feet

•	Comparable cash-basis lease spreads of 7.7%

•	Total portfolio 93.2% leased and same-property portfolio 93.3% leased at quarter-end

•	Raised low end of 2015 Operating FFO guidance to a new range of $0.52 to $0.54 per diluted share

“We are pleased with another quarter of solid operating results,” commented Bruce Schanzer, President and CEO. “What is especially gratifying is that these results are occurring while we continue to migrate our capital into stronger assets and markets and we further strengthen our balance sheet. Our consistent results may not be flashy, but we believe there is much to be excited about at Cedar as we execute our long-term strategic plan to methodically build a leading shopping center REIT.”

Financial Results

Operating FFO for second quarter 2015 was $11.6 million or $0.14 per diluted share, compared to $11.2 million or $0.14 per diluted share for the same period in 2014. Operating FFO for six months ended June 30, 2015 was $22.2 million or $0.26 per diluted share, compared to $21.4 million or $0.27 per diluted share for the same period in 2014. NAREIT-defined FFO for second quarter 2015 was $11.6 million or $0.14 per diluted share, compared to $12.5 million or $0.16 per diluted share for the same period in 2014. NAREIT-defined FFO for six months ended June 30, 2015 was $21.6 million or $0.25 per diluted share, compared to $19.9 million or $0.25 per diluted share for the same period in 2014. The principal differences between Operating FFO and NAREIT-defined FFO are acquisition costs and debt extinguishment amounts.

Net income attributable to common shareholders for second quarter 2015 was $1.9 million or $0.02 per diluted share, compared to $13.5 million or $0.17 per diluted share for the same period in 2014. Net income attributable to common shareholders for six months ended June 30, 2015 was $1.8 million or $0.02 per diluted share, compared to $11.6 million or $0.15 per diluted share for the same period in 2014. The quarter and six months ended June 30, 2014 each includes $11.8 million of gains on sales of properties.

Portfolio Results

Same-property NOI for second quarter increased 3.2% including redevelopments and 2.2% excluding redevelopments.

During second quarter 2015, the Company signed 44 leases for 182,100 square feet. On a comparable space basis, the Company leased 140,400 square feet at a positive lease spread of 7.7% on a cash basis (new leases increased 9.8% and renewals increased 7.2%). During six months ended June 30, 2015, the Company signed 77 leases for 495,000 square feet. On a comparable space basis, the Company leased 425,900 square feet at a positive lease spread of 8.0% on a cash basis (new leases increased 11.1% and renewals increased 7.2%).

The Company’s total portfolio, excluding properties held for sale, was 93.2% leased at June 30, 2015, compared to 93.1% at March 31, 2015 and 93.3% at June 30, 2014. The Company’s same-property portfolio was 93.3% leased at June 30, 2015, compared to 93.7% at March 31, 2015 and 94.1% at June 30, 2014.

Balance Sheet

As of June 30, 2015, the Company had $215.6 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization (EBITDA) of 7.1 times.

2015 Guidance

The Company raised the low end of its 2015 guidance to a new range of $0.52 to $0.54 per diluted share for Operating FFO and a new range of $0.51 to $0.53 per diluted share for NAREIT-defined FFO. The principal difference in 2015 guidance between Operating FFO and NAREIT-defined FFO is acquisition costs.

Quarterly Dividends

The Company will pay a cash dividend of $0.05 per share on the Company’s common stock and $0.453125 per share on the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock on August 20, 2015 to shareholders of record as of the close of business on August 10, 2015.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful in understanding financial performance and provides a relevant basis for comparison among REITs. The Company also presents Operating Funds From Operations (Operating FFO), which excludes certain items that are not indicative of the operating results provided by the Company’s core portfolio and that affect the comparability of the Company’s period-over-period performance. A reconciliation of net income attributable to common shareholders to FFO and Operating FFO for the three and six months ended June 30, 2015 and 2014 is detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2015. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, August 6, 2015, at 5:00 PM (ET) to discuss the second quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on August 6, 2015 until midnight (ET) on August 20, 2015. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13612238 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 59 properties, with approximately 9.3 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Chief Financial Officer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014
ASSETS
Real estate
Land	$314,773,000	$312,868,000
Buildings and improvements	1,186,408,000	1,163,305,000

	1,501,181,000	1,476,173,000
Less accumulated depreciation	(283,222,000)	(267,211,000)

Real estate, net	1,217,959,000	1,208,962,000
Real estate held for sale	14,572,000	16,508,000
Cash and cash equivalents	8,371,000	3,499,000
Restricted cash	8,353,000	7,859,000
Receivables	19,330,000	18,405,000
Other assets and deferred charges, net	29,002,000	31,546,000

TOTAL ASSETS	$1,297,587,000	$1,286,779,000

LIABILITIES AND EQUITY
Mortgage loans payable	$354,522,000	$393,388,000
Unsecured revolving credit facility	—	72,000,000
Unsecured term loans	300,000,000	200,000,000
Accounts payable and accrued liabilities	20,336,000	22,364,000
Unamortized intangible lease liabilities	22,750,000	23,776,000

Total liabilities	697,608,000	711,528,000

Noncontrolling interest - limited partners’ mezzanine OP Units	—	396,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders’ equity	407,325,000	378,891,000
Minority interests in consolidated joint ventures	(766,000)	2,872,000
Limited partners’ OP Units	2,759,000	2,431,000

Total equity	599,979,000	574,855,000

TOTAL LIABILITIES AND EQUITY	$1,297,587,000	$1,286,779,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
PROPERTY REVENUES
Rents	$29,196,000	$29,806,000	$58,158,000	$58,346,000
Expense recoveries	7,414,000	7,321,000	17,035,000	16,438,000
Other	132,000	181,000	184,000	236,000

Total property revenues	36,742,000	37,308,000	75,377,000	75,020,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	5,657,000	6,303,000	14,001,000	14,471,000
Real estate and other property-related taxes	4,965,000	4,643,000	9,652,000	9,194,000

Total property operating expenses	10,622,000	10,946,000	23,653,000	23,665,000

PROPERTY OPERATING INCOME	26,120,000	26,362,000	51,724,000	51,355,000

OTHER EXPENSES AND INCOME
General and administrative	3,652,000	3,780,000	7,571,000	7,304,000
Acquisition costs	—	—	499,000	2,870,000
Depreciation and amortization	9,721,000	9,693,000	19,229,000	19,141,000
Gain on sale	—	(3,810,000)	—	(3,810,000)
Impairment charges	124,000	1,725,000	1,233,000	1,813,000

Total other expenses and income	13,497,000	11,388,000	28,532,000	27,318,000

OPERATING INCOME	12,623,000	14,974,000	23,192,000	24,037,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(7,207,000)	(8,124,000)	(14,485,000)	(16,195,000)
Early extinguishment of debt costs	—	(62,000)	(57,000)	(150,000)

Total non-operating income and expense	(7,207,000)	(8,186,000)	(14,542,000)	(16,345,000)

INCOME FROM CONTINUING OPERATIONS	5,416,000	6,788,000	8,650,000	7,692,000

DISCONTINUED OPERATIONS
Income from operations	—	635,000	12,000	1,499,000
Impairment reversals	—	183,000	153,000	125,000
Gain on extinguishment of debt obligations	—	1,423,000	—	1,423,000
Gain on sales	—	7,963,000	—	7,963,000

Total income from discontinued operations	—	10,204,000	165,000	11,010,000

NET INCOME	5,416,000	16,992,000	8,815,000	18,702,000

Add, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	111,000	147,000	189,000	213,000
Limited partners’ interest in Operating Partnership	(10,000)	(79,000)	(8,000)	(68,000)

Total net loss attributable to noncontrolling interests	101,000	68,000	181,000	145,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	5,517,000	17,060,000	8,996,000	18,847,000
Preferred stock dividends	(3,602,000)	(3,602,000)	(7,204,000)	(7,204,000)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$1,915,000	$13,458,000	$1,792,000	$11,643,000

PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$0.02	$0.04	$0.02	$0.00
Discontinued operations	0.00	0.13	0.00	0.15

	$0.02	$0.17	$0.02	$0.15

Weighted average number of common shares - basic and diluted	81,488,000	75,531,000	81,103,000	75,076,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30, 2015	December 31, 2014
Construction in process (included in buildings and improvements)	$5,846,000	$11,032,000

Receivables
Rents and other tenant receivables, net	$4,105,000	$3,479,000
Straight-line rents	15,225,000	14,926,000

	$19,330,000	$18,405,000

Other assets and deferred charges, net
Lease origination costs	$17,955,000	$18,180,000
Financing costs	6,008,000	4,256,000
Prepaid expenses	3,415,000	6,689,000
Other	1,624,000	2,421,000

	$29,002,000	$31,546,000

	Three months ended June 30,		Six months ended June 30,
Statements of Operations	2015	2014	2015	2014
Rents
Base rents	$28,063,000	$28,273,000	$55,855,000	$55,364,000
Percentage rent	210,000	134,000	354,000	255,000
Straight-line rents	93,000	292,000	289,000	479,000
Amortization of intangible lease liabilities, net	830,000	1,107,000	1,660,000	2,248,000

	$29,196,000	$29,806,000	$58,158,000	$58,346,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$1,915,000	$13,458,000	$1,792,000	$11,643,000
Real estate depreciation and amortization	9,657,000	9,609,000	19,084,000	18,970,000
Limited partners’ interest	10,000	79,000	8,000	68,000
Impairment charges, net	124,000	1,542,000	1,080,000	1,688,000
Gain on sales	—	(11,773,000)	—	(11,773,000)
Consolidated minority interests:
Share of loss	(111,000)	(147,000)	(189,000)	(213,000)
Share of FFO	(42,000)	(226,000)	(168,000)	(533,000)

Funds From Operations (“FFO”) applicable to diluted common shares	11,553,000	12,542,000	21,607,000	19,850,000
Adjustments for items affecting comparability:
Acquisition costs	—	—	499,000	2,870,000
Early extinguishment of debt costs	—	62,000	57,000	150,000
Gain on extinguishment of debt obligations	—	(1,423,000)	—	(1,423,000)

Operating Funds From Operations (“Operating FFO”) applicable to diluted common shares	$11,553,000	$11,181,000	$22,163,000	$21,447,000

FFO per diluted common share:	$0.14	$0.16	$0.25	$0.25

Operating FFO per diluted common share:	$0.14	$0.14	$0.26	$0.27

Weighted average number of diluted common shares:
Common shares	85,022,000	79,223,000	84,662,000	78,756,000
OP Units	393,000	465,000	393,000	472,000

	85,415,000	79,688,000	85,055,000	79,228,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$92,000	$298,000	$290,000	$495,000
Amortization of intangible lease liabilities	804,000	1,049,000	1,608,000	2,129,000
Non-real estate amortization	466,000	720,000	968,000	1,405,000
Share-based compensation, net	901,000	821,000	1,705,000	1,611,000
Maintenance capital expenditures (a)	472,000	449,000	784,000	862,000
Lease related expenditures (b)	666,000	593,000	1,174,000	1,402,000
Development and redevelopment capital expenditures	1,791,000	1,951,000	2,950,000	4,355,000
Capitalized interest and financing costs	81,000	201,000	244,000	402,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended June 30,				Six months ended June 30,
	2015		2014		2015		2014
EBITDA Calculation
Income from continuing operations	$5,416,000		$6,788,000		$8,650,000		$7,692,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	7,207,000		8,186,000		14,542,000		16,345,000
Depreciation and amortization	9,721,000		9,693,000		19,229,000		19,141,000
Minority interests share of consolidated joint venture EBITDA	(301,000)		(738,000)		(743,000)		(1,554,000)
Discontinued operations:
Income from operations	—		635,000		12,000		1,499,000
Interest expense	—		230,000		—		631,000

EBITDA	22,043,000		24,794,000		41,690,000		43,754,000
Adjustments for items affecting comparability:
Impairment charges	124,000		1,725,000		1,233,000		1,813,000
Gain on sales	—		(3,810,000)		—		(3,810,000)
Acquisition costs	—		—		499,000		2,870,000

Adjusted EBITDA	$22,167,000		$22,709,000		$43,422,000		$44,627,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$638,202,000		$675,759,000		$638,202,000		$675,759,000
Pro-rata share of unrestricted cash and cash equivalents	(8,279,000)		(3,494,000)		(8,279,000)		(3,494,000)

	$629,923,000		$672,265,000		$629,923,000		$672,265,000

Pro-rata fixed charges (a)
Interest expense (b)	$6,616,000		$7,386,000		$13,305,000		$14,934,000
Preferred stock dividends	3,602,000		3,602,000		7,204,000		7,204,000
Scheduled mortgage repayments	1,473,000		1,824,000		3,014,000		4,126,000

	$11,691,000		$12,812,000		$23,523,000		$26,264,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.1	x	7.7	x	7.2	x	7.7	x
Interest coverage ratio (based on Adjusted EBITDA)	3.4	x	3.1	x	3.3	x	3.0	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.9	x	1.8	x	1.8	x	1.7	x

(a)	Includes properties “held for sale”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold, and (ii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of June 30, 2015

	Maturity	Interest
Property	Date	Rate	Amounts
Fixed-rate mortgages:
Groton Shopping Center	Oct 2015	5.3%	$10,953,000
Quartermaster Plaza	Oct 2015	5.3%	41,327,000
Southington Center	Nov 2015	5.1%	5,141,000
Jordan Lane	Dec 2015	5.5%	11,707,000
Oakland Mills	Jan 2016	5.5%	4,403,000
Franklin Village Plaza	Aug 2016	4.1%	40,914,000
West Bridgewater Plaza	Sep 2016	6.2%	10,194,000
Carman’s Plaza	Oct 2016	6.2%	33,500,000
Hamburg Square	Oct 2016	6.1%	4,680,000
Meadows Marketplace	Nov 2016	5.6%	9,326,000
San Souci Plaza (a)	Dec 2016	6.2%	27,200,000
Camp Hill	Jan 2017	5.5%	61,981,000
Golden Triangle	Feb 2018	6.0%	19,123,000
Gold Star Plaza	May 2019	7.3%	1,149,000
Swede Square	Nov 2020	5.5%	9,915,000
Colonial Commons	Feb 2021	5.5%	25,996,000
The Point	Nov 2022	4.5%	28,745,000
Metro Square	Nov 2029	7.5%	7,863,000

Total fixed-rate mortgages	weighted average	5.4%	354,117,000
Net unamortized premium			405,000

Total mortgage debt, net			354,522,000

Unsecured debt:
Variable-rate (b):
Revolving credit facility (c)	Feb 2019	1.5%	—
Term loan	Feb 2020	1.6%	50,000,000
Fixed-rate (d):
Term loan	Feb 2019	2.9%	75,000,000
Term loan	Feb 2020	2.8%	50,000,000
Term loan	Feb 2021	4.0%	75,000,000
Term loan	Feb 2022	3.3%	50,000,000

Total unsecured debt	weighted average	3.0%	300,000,000

Total debt	weighted average	4.3%	$654,522,000

Pro-rata share of total debt reconciliation:
Total debt			$654,522,000
Less pro-rata share attributable to joint venture minority interest			(16,320,000)

Pro-rata share of total debt			$638,202,000

Fixed to variable rate debt ratio:
Fixed-rate debt		92.2%	$588,202,000
Variable-rate debt		7.8%	50,000,000

		100.0%	$638,202,000

(a)	The Company has a 40% ownership interest in this joint venture.
(b)	For variable-rate debt, rate in effect as of June 30, 2015.
(c)	Subject to a one-year extension at the Company’s option.
(d)	The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company’s leverage, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates (the interest rate swaps and indicated rates for the two $50 million term loans became effective July 1, 2015). Accordingly, these term loans are presented as fixed-rate debt.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of June 30, 2015

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Balloon Payments	Revolving Credit Facility (a)	Term Loans	Total
2015	$2,713,000	$68,739,000	$—	$—	$71,452,000
2016	4,220,000	128,564,000	—	—	132,784,000
2017	2,439,000	60,478,000	—	—	62,917,000
2018	2,148,000	18,007,000	—	—	20,155,000
2019	2,036,000	—	—	75,000,000	77,036,000
2020	1,981,000	8,849,000	—	100,000,000	110,830,000
2021	1,244,000	22,367,000	—	75,000,000	98,611,000
2022	1,039,000	24,323,000	—	50,000,000	75,362,000
Thereafter	4,498,000	472,000	—	—	4,970,000

	$22,318,000	$331,799,000	$—	$300,000,000	654,117,000

			Net unamortized premium		405,000

					$654,522,000

(a)	Revolving credit facility has no outstanding borrowings at June 30, 2015, and expires in February 2019. The credit facility is subject to a one-year extension at the Company’s option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	100.0%	$22.81	Big Y	63,817
Brickyard Plaza	2004	227,193	85.4%	8.69	Home Depot	103,003
					Kohl’s	58,966
					Michaels	21,429
Groton Shopping Center	2007	117,186	88.0%	11.74	TJ Maxx	30,000
					Goodwill	21,306
Jordan Lane	2005	177,504	87.7%	11.79	Stop & Shop	60,632
					CW Price	39,280
New London Mall	2009	259,566	94.4%	15.16	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.28	Walmart	95,482
					NAMCO	20,000

Total Connecticut		1,128,496	92.4%	11.94

Maryland
Metro Square	2008	71,896	100.0%	19.39	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	14.05	Food Lion	43,470
San Souci Plaza (b)	2009	264,134	78.7%	10.57	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Maximum Health and Fitness	15,612
Valley Plaza	2003	190,939	100.0%	5.20	K-Mart	95,810
					Ollie’s Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	86.2%	13.78	Food Lion	37,692

Total Maryland		744,175	89.5%	10.95

Massachusetts
Fieldstone Marketplace	2005/2012	193,970	94.0%	10.75	Shaw’s	68,000
					Flagship Cinema	41,975
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,096	90.3%	20.85	Stop & Shop	75,000
					Marshalls	26,890
					Team Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.51	Work Out World	42,997
					CW Price	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	102,459	100.0%	9.73	Hannaford Brothers	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	98.8%	13.66	Stop & Shop	74,977
Timpany Plaza	2007	183,775	98.9%	7.48	Stop & Shop	59,947
					Big Lots	28,027
					Gardner Theater	27,576
Webster Plaza	2007	101,824	100.0%	10.25	Price Chopper	58,545
West Bridgewater Plaza	2007	133,039	78.1%	9.78	Shaw’s	57,315
					Planet Fitness	15,000

Total Massachusetts		1,307,726	93.8%	12.04

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
New Jersey
Carll’s Corner	2007	129,582	84.7%	8.81	Acme Markets	55,000
					Peebles	18,858
Pine Grove Plaza	2003	86,089	95.1%	11.28	Peebles	24,963
Washington Center Shoppes	2001	157,394	90.9%	9.25	Acme Markets	66,046
					Planet Fitness	20,742

Total New Jersey		373,065	89.7%	9.60

New York
Carman’s Plaza	2007	194,082	75.6%	19.52	Pathmark	52,211

					Home Goods	25,806
					Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	2001	137,415	89.9%	14.51	Acme Markets	50,918
Camp Hill	2002	464,765	98.3%	14.21	Boscov’s	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Orthopedic Inst of PA	40,904
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	461,914	90.0%	13.96	Giant Foods	67,815
					Dick’s Sporting Goods	56,000
					LA Fitness	41,325
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David’s Furniture	24,970
					Office Max	23,500
					Old Navy	15,500
Crossroads II (c)	2008	133,717	93.9%	20.06	Giant Foods	78,815
Fairview Commons	2007	52,964	72.6%	10.68	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	93.3%	8.73	Redner’s	48,920
Golden Triangle	2003	202,943	94.6%	12.75	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	12.69	Giant Foods	32,000
Hamburg Square	2004	99,580	95.2%	6.47	Redner’s	56,780
					Peebles	19,683
Lawndale Plaza	2015	93,040	94.1%	18.24	Shop Rite	63,342
Maxatawny Marketplace	2011	58,339	100.0%	12.21	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	100.0%	15.69	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	11.81	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.10	Redner’s	53,019
Palmyra Shopping Center	2005	111,051	97.3%	7.11	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	154,908	87.0%	13.98	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	93.4%	14.55	Home Depot	150,000
					BJ’s Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
River View Plaza	2003	226,786	90.2%	19.80	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	283,415	83.0%	13.83	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell’s	20,000
Swede Square	2003	100,816	97.0%	17.47	LA Fitness	37,200
The Commons	2004	203,426	88.9%	8.30	Bon-Ton	54,500
					Shop ‘n Save	52,654
					TJ Maxx	24,404
The Point	2000	268,037	97.1%	12.64	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	88.2%	9.99	Kohl’s	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
Trexlertown Plaza	2006	313,929	87.8%	12.16	Giant Foods	78,335
					Hobby Lobby	57,512
					Redner’s	47,900
					Big Lots	33,824
					Tractor Supply	19,097
Upland Square	2007	394,598	92.6%	17.72	Giant Foods	78,900
					Carmike Cinema	45,276
					LA Fitness	42,000
					Best Buy	30,000
					TJ Maxx	25,000
					Bed, Bath & Beyond	24,721
					A.C. Moore	21,600
					Staples	18,336

Total Pennsylvania		4,996,415	92.4%	13.88

Virginia
Coliseum Marketplace	2005	106,648	100.0%	16.34	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,250	87.2%	9.63	Food Lion	38,272
Fredericksburg Way	2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	2005	71,639	98.3%	14.10	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Giant Foods	63,328
Kempsville Crossing	2005	79,512	98.4%	10.78	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	10.69	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216

Total Virginia		556,293	97.5%	12.53

Total (93.2% leased at June 30, 2015)		9,300,252	92.2%	$12.99

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property, based on GLA.
(b)	The Company has a 40% ownership interest in this joint venture.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
2nd Quarter 2015	41	140,400	$19.21	$17.85	7.7%	$3.54	4.1
1st Quarter 2015	30	285,500	$9.65	$8.91	8.3%	$4.67	5.4
4th Quarter 2014	36	224,600	$16.26	$14.74	10.3%	$3.11	5.3
3rd Quarter 2014	55	173,300	$17.40	$16.01	8.8%	$1.25	5.0

Total	162	823,800	$14.71	$13.52	8.8%	$3.33	5.1

New Leases - Comparable
2nd Quarter 2015	12	25,900	$17.93	$16.33	9.8%	$19.17	6.3
1st Quarter 2015	8	53,800	$11.43	$10.20	12.1%	$24.80	7.8
4th Quarter 2014	3	20,600	$17.27	$15.29	12.9%	$33.94	7.4
3rd Quarter 2014	5	12,300	$25.02	$23.29	7.4%	$17.62	7.0

Total	28	112,600	$15.48	$13.97	10.8%	$24.38	7.3

Renewals - Comparable
2nd Quarter 2015	29	114,500	$19.50	$18.19	7.2%	$0.00	3.6
1st Quarter 2015	22	231,700	$9.24	$8.61	7.3%	$0.00	4.8
4th Quarter 2014	27	204,000	$16.16	$14.68	10.0%	$0.00	5.1
3rd Quarter 2014	31	161,000	$16.82	$15.45	8.9%	$0.00	4.8

Total	109	711,200	$14.59	$13.44	8.5%	$0.00	4.7

Total Comparable and Non-Comparable
2nd Quarter 2015	44	182,100	$16.85	N/A	N/A	$9.28	5.1
1st Quarter 2015	33	312,900	$10.03	N/A	N/A	$4.26	5.9
4th Quarter 2014	31	232,800	$16.38	N/A	N/A	$3.00	5.5
3rd Quarter 2014	41	187,800	$17.83	N/A	N/A	$1.30	5.1

Total	149	915,600	$14.60	N/A	N/A	$4.33	5.5

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2015

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	12	785,000	8.4%	$11,736,000	$14.95	10.5%
LA Fitness	7	282,000	3.0%	4,732,000	16.78	4.2%
Shop Rite	3	182,000	2.0%	2,945,000	16.18	2.6%
Stop & Shop	4	271,000	2.9%	2,815,000	10.39	2.5%
Farm Fresh	4	196,000	2.1%	2,235,000	11.40	2.0%
Home Depot	2	253,000	2.7%	2,101,000	8.30	1.9%
Dollar Tree	19	190,000	2.0%	2,014,000	10.60	1.8%
Staples	6	125,000	1.3%	2,005,000	16.04	1.8%
BJ’s Wholesale Club	1	118,000	1.3%	1,683,000	14.26	1.5%
Redner’s	4	207,000	2.2%	1,538,000	7.43	1.4%
United Artists	1	78,000	0.8%	1,454,000	18.64	1.3%
Marshalls	6	170,000	1.8%	1,437,000	8.45	1.3%
Shaw’s	2	125,000	1.3%	1,431,000	11.45	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.3%
Shoppers Food Warehouse	2	120,000	1.3%	1,267,000	10.56	1.1%
Walmart	3	192,000	2.1%	1,193,000	6.21	1.1%
Ukrop’s Supermarket	1	63,000	0.7%	1,163,000	18.46	1.0%
Food Lion	4	152,000	1.6%	1,118,000	7.36	1.0%
Kohl’s	2	147,000	1.6%	1,113,000	7.57	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	0.9%

Sub-total top twenty tenants	85	3,765,000	40.5%	46,418,000	12.33	41.7%
Remaining tenants	777	4,808,000	51.7%	64,983,000	13.52	58.3%

Sub-total all tenants (b)	862	8,573,000	92.2%	$111,401,000	$12.99	100.0%

Vacant space	N/A	727,000	7.8%

Total	862	9,300,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ‘n Save (GLA of 53,000; annualized base rent of $120,000), (3) Dollar Tree and Family Dollar (GLA of 56,000; annualized base rent of $525,000), (4) Marshalls, TJ Maxx (GLA of 79,000; annualized base rent of $764,000) and Home Goods (GLA of 51,000; annualized base rent of $609,000), (5) Shaw’s and Acme Markets (GLA of 172,000; annualized base rent of $781,000), and (6) Food Lion and Hannaford Brothers (GLA of 43,000; annualized base rent of $522,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

				Annualized	Percentage
	Occupied	%	Annualized	base rent	annualized
	GLA	of GLA	base rent	per sq. ft.	base rents
Large tenants	6,065,000	70.7%	$65,652,000	$10.83	58.9%
Small tenants	2,508,000	29.3%	45,749,000	18.24	41.1%

Total	8,573,000	100.0%	$111,401,000	$12.99	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2015

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents
Month-To-Month	58	282,000	3.3%	$2,880,000	$10.21	2.6%
2015	44	389,000	4.5%	4,080,000	10.49	3.7%
2016	137	779,000	9.1%	10,596,000	13.60	9.5%
2017	118	847,000	9.9%	11,808,000	13.94	10.6%
2018	108	896,000	10.5%	13,452,000	15.01	12.1%
2019	111	895,000	10.4%	11,220,000	12.54	10.1%
2020	113	1,473,000	17.2%	16,764,000	11.38	15.0%
2021	44	562,000	6.6%	7,320,000	13.02	6.6%
2022	26	178,000	2.1%	2,592,000	14.56	2.3%
2023	19	154,000	1.8%	1,788,000	11.61	1.6%
2024	27	520,000	6.1%	7,152,000	13.75	6.4%
2025	22	452,000	5.3%	6,564,000	14.52	5.9%
Thereafter	35	1,146,000	13.4%	15,185,000	13.24	13.6%

All tenants	862	8,573,000	100.0%	$111,401,000	$12.99	100.0%

Vacant space	N/A	727,000	N/A

Total portfolio	862	9,300,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a)

	Three months ended June 30,
	2015	2014
Base Rents	$24,083,000	$23,858,000
Expense Recoveries	6,221,000	6,363,000

Total Revenues	30,304,000	30,221,000
Operating expenses	8,574,000	8,959,000

NOI	$21,730,000	$21,262,000

Occupied	92.7%	93.7%
Leased	93.3%	94.1%
Average base rent	$13.16	$12.89
Number of same properties	53	53
NOI growth	2.2%

	Six months ended June 30,
	2015	2014
Base Rents	$45,130,000	$44,748,000
Expense Recoveries	14,144,000	13,734,000

Total Revenues	59,274,000	58,482,000
Operating expenses	18,743,000	18,746,000

NOI	$40,531,000	$39,736,000

Occupied	92.6%	93.5%
Leased	93.3%	93.8%
Average base rent	$13.08	$12.82
Number of same properties	52	52
NOI growth	2.0%

(a)	Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale”. Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2015 Acquisitions and Dispositions

			Date	Purchase
Acquisitions	Location	GLA	Acquired	Price
New London Mall (a)	New London, CT	259,566	1/23/2015	$27,314,000
Lawndale Plaza	Philadelphia, PA	93,040	2/27/2015	25,189,000

				$52,503,000

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Huntingdon Plaza	Huntingdon, PA	142,845	2/2/2015	$2,200,000
Kenley Village	Hagerstown, MD	51,894	5/28/2015	2,275,000

				$4,475,000

(a)	Represents the remaining 60% ownership interest, giving the Company a 100% ownership interest in this property.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale

As of June 30, 2015

			Real estate			Average
		Percent	at book		Percent	base rent per
Property Description	State	owned	value	GLA	occupied	leased sq. ft.
Included in results from Continuing Operations
Circle Plaza (a)	PA	100%	$1,492,000	92,171	100.0%	$2.74
Liberty Marketplace	PA	100%	13,080,000	68,200	98.2%	18.04

Total Real Estate Held for Sale			$14,572,000	160,371	99.3%	$9.18

(a)	Property sold on July 22, 2015.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The National Association of Real Estate Investment Trusts generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating Funds From Operations (“Operating FFO”) to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, amounts relating to early extinguishment of debt and preferred stock redemption costs. The Company believes Operating FFO further assists in comparing the Company’s financial performance to other REITs and the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computation of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is a widely-recognized supplemental non-GAAP financial measure. The Company computes EBITDA as net income from continuing operations, plus interest expense, amortization of deferred financing costs, and depreciation and amortization. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers “Adjusted EBITDA” to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs and impairment provisions. The Company believes Adjusted EBITDA further assists in comparing the Company’s financial performance to other companies and the Company’s performance across reporting periods on a consistent basis by excluding such items.

EIBITDA and Adjusted EBITDA should be reviewed with GAAP net income when trying to understand the Company’s operating performance. EBITDA and Adjusted EBITDA do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computation of EBITDA and Adjusted EBITDA may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.